                                                                   Exhibit 99(b)

                                 TXU US HOLDINGS COMPANY
                           Certificate Pursuant to Section 906
                             of Sarbanes - Oxley Act of 2002


   The undersigned, Michael J. McNally, Principal Financial Officer of TXU US HOLDINGS COMPANY (the "Company"), DOES HEREBY CERTIFY that:

 1. The Company's Current Report on Form 8-K related to Oncor Electric Delivery Company filed on or about November 20, 2002 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

 2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Oncor Electric Delivery Company.

     IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed this 20th day of November, 2002.



                               /s/ Michael J. McNally
                          ---------------------------------------
                          Name:   Michael J. McNally
                          Title:  Principal Financial Officer